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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2001

RURAL CELLULAR CORPORATION
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-27416 (Commission File Number)	41-1693295 (IRS Employer Identification No.)
3905 Dakota Street S.W., Alexandria, Minnesota (Address of Principal Executive Offices)	56308 (Zip Code)

Registrant's Telephone Number, Including Area Code  (320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

  (c)
  Exhibits

99.1	Press release dated February 20, 2001.
99.2	Prepared script of 4th quarter 2000 earnings conference call remarks, February 21, 2001.

Item 9.  Regulation FD Disclosure.

    Rural Cellular Corporation ("RCC") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 and 99.2 to this report. Exhibit 99.1 is RCC's 4th quarter 2000 financial press release issued on February 20, 2001. Exhibit 99.2 is a script of RCC's prepared teleconference from the webcast earnings conference call held on February 21, 2001, 8:00 AM CST.

    Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RURAL CELLULAR CORPORATION
/s/ RICHARD P. EKSTRAND Richard P. Ekstrand President and Chief Executive Officer

Date: February 21, 2000

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SIGNATURES